SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                        November 9, 1999
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        Date of Report (Date of earliest event reported)


                AMERICAN RESOURCES OFFSHORE, INC.
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     (Exact name of Registrant as specified in its charter)


                            Delaware
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         (State or other jurisdiction of incorporation)


          0-21472                            86-0713506
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(Commission File Number)                    (IRS Employer
                                          Identification No.)

     3141 Beaumont Centre Circle
     Suite 203
     Lexington, Kentucky                          40513
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(Address of principal executive offices)       (Zip Code)


                          (606)514-7425
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      (Registrant's Telephone Number, including Area Code)


                         Not Applicable
-----------------------------------------------------------------
 (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

     The Investment Agreement between the Registrant and Blue Dolphin Exploration Company (discussed in the Registrant's 8-K filed on August 6, 1999) provides that the Registrant must divest itself of its Appalachian oil and gas properties and either dissolve or sell its subsidiary. To comply with these requirements, the Registrant entered into and has closed the following agreements:

     1. On November 9, 1999, the Registrant's wholly owned subsidiary, Southern Gas Co. of Delaware, Inc. ("Southern") completed the sale of its oil and gas properties and operations in the Appalachian region to Nami Resources Company, LLC ("Nami"). A copy of the Purchase and Sale Agreement is attached hereto as
          Exhibit 10.100.

          The total purchase price for Southern's oil and gas properties and operations was the assumption by Nami of $12.5 million of debt owed by Southern to Den norske Bank ("the Bank"). The Registrant had guaranteed this indebtedness, which was cancelled at the closing with Nami.

     2. On October 29, 1999, the Registrant entered into a Stock Purchase Agreement with Southern Gas Holding, LLC ("Holding") for the divestiture of all the outstanding stock of Southern owned by the Registrant (attached hereto as Exhibit 10.101) for One Hundred Dollars ($100) and a full indemnity to the Registrant. Holding is owned by Leonard Nave (a director of the Registrant) and a family trust in which Mr. Nave is the trustee. This transaction is more fully discussed in the Registrant's proxy statement which was filed with the Securities and Exchange Commission on November 4, 1999.


Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.  Not
Applicable.


Item 5.   Other Events.

     Den norske Bank Note:

     On March 5, 1998, the Registrant and its wholly owned subsidiary, Southern, jointly entered into a series of promissory notes in the original principal amounts of $75 million, $15 million and $1.5 million (collectively the "Original Notes"). Effective August 1, 1999, the Original Notes were amended as follows:

          1. The Registrant executed an amended note in the amount of $51,223,000 (the "Registrant's Note"), which was guaranteed by Southern.

          2. Southern executed an amended note in the amount of $12.5 million ("Southern's Note"), which was guaranteed by the Registrant.

     As a result of the closing of the divestiture of Southern's properties to Nami (discussed supra) the Registrant was released from its obligations on Southern's Note and Southern was released from its obligations on the Registrant's Note.

     The Bank has declared, and the Registrant remains, in default under the Registrant's Note.

Item 6.   Resignation of Registrant's Directors.  Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements.  Not applicable.

          (b)  Pro Forma Financial Information. Not applicable.

          (c)  Exhibits.

               Exhibit 10.100      Purchase and Sale
                                   Agreement between Southern Gas
                                   Co. of Delaware, Inc. and Nami
                                   Resources, LLC.

               Exhibit 10.101      Stock Purchase Agreement
                                   between American Resources
                                   Offshore, Inc. and Southern
                                   Gas Holding, LLC.
                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERICAN RESOURCES OFFSHORE, INC.



                              By:  /s/Ralph A. Currie
                                  ------------------------------
                                      Ralph A. Currie

                              Its:    Chief Financial Officer

Dated:   November 12, 1999
       -------------------
                    ASSET PURCHASE AGREEMENT


          THIS ASSET PURCHASE AGREEMENT ("Agreement") is made and entered into this day of August 1999, by and among SOUTHERN GAS CO. OF DELAWARE, INC., a Delaware corporation ("Seller"), and NAMI RESOURCES COMPANY L.L.C., a Kentucky limited liability company ("Buyer").

          WITNESSETH:

          WHEREAS, Seller desires to sell, and Buyer desires to purchase, certain assets employed by Seller in the operation of Seller's oil and gas properties, in accordance with and subject to the terms and provisions of this Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties herein contained, and intending to be legally bound, Seller and Buyer agree as follows:


     1.   Purchase and Sale of Assets
          ---------------------------

          On and subject to the terms and conditions of this Agreement, Buyer agrees to purchase from Seller and Seller agrees to sell, transfer, convey, and deliver to Buyer, all right, title and interest in the following assets of Seller (the "Assets"), subject to the liabilities specified in Section 2 of this
Agreement:

          A. To the extent transferable, the governmental authorizations, permits and licenses listed on SCHEDULE 1.A to this Agreement, together with any renewals, extensions, or modifications thereof and applications therefor;

          B. The Properties (as defined in SCHEDULE 1.B) located in Bell, Clay, Knox, Laurel, Leslie, McCreary, Meade and Whitley Counties in Kentucky, Antrim County in Michigan and Campbell and Claiborne Counties in Tennessee, together with all buildings, structures, improvements, fixtures, and fittings thereon, and easements and rights-of-way and other appurtenances thereto described on SCHEDULE 1.B to this Agreement;

          C. The tangible personal property, including equipment and supplies described on SCHEDULE 1.C to this Agreement, subject to disposals and consumption thereof in the ordinary course of business between the date of this Agreement and the Closing Date or replacements thereof and alterations thereto in the ordinary course of business between the date of this Agreement and the Closing Date;

          D. All of the written contracts, agreements, commitments, instruments, and other similar arrangements and rights thereunder relating to the Properties, to which Seller is a party or by which it is bound, as listed in SCHEDULE 1.D[1] to this Agreement (collectively, the "Contracts");

          E. All inventory produced from the Properties after July 1, 1999 (the "Effective Date"), including, without limitation, oil, gas, casinghead gas and other consumable items;

          F. All manufacturers', vendors' and suppliers' warranties, to the extent assignable, in respect of any item of property falling within the scope of the Assets;

          G. To the extent transferable, all prepaid expenses including prepaid casualty, property and liability insurance premiums of Seller relating to the Assets, and all surety bonds, surety deposits, lease deposits, letters of credit and other instruments posted by or on behalf of Seller and relating to the Assets as security for the performance of any contract or agreement to be transferred to Buyer pursuant to this Agreement;

          H.   [INTENTIONALLY OMITTED]

          I. All books, software, to the extent transferrable, ledgers, files, documents, correspondence, written contracts, agreements, commitments, understandings, financial information, lists, plats, advertising and promotional materials, studies, reports, and records of Seller relating to the Assets;

          J. Subject to the terms of Section 15 hereof, all accounts receivable, including, without limitation, all royalties and revenue accruing prior to the Closing Date, but after the Effective Date, all of which accounts are listed on SCHEDULE 1.J;

          K. Any and all claims made by Seller against third parties with respect to transactions relating to the Assets prior to the Closing Date and any and all payments or other sums or amounts payable or which may become payable with respect thereto;

          L.   [INTENTIONALLY OMITTED]

          M. All other assets used in the operation of the Properties, whether tangible or intangible, not herein above expressly mentioned which, as of the Closing Date, are owned by Seller or in which Seller has a right, title or interest, and are located in Bell, Clay, Knox, Laurel, Leslie, McCreary, Meade and Whitley Counties, in Kentucky, Antrim County in Michigan and Campbell and Claiborne Counties in Tennessee.


     2.   Assumption of Liabilities
          -------------------------

          On and subject to the terms and conditions of this Agreement, Buyer agrees to assume and become responsible for all of the liabilities as listed on SCHEDULE 2 after the Closing Date. Buyer shall not pay, perform, assume, or discharge any liability or obligation of Seller not specifically listed on
SCHEDULE 2.

     3.   Purchase Price
          --------------

          The aggregate purchase price for the Assets shall consist of $12,500,000.00 (the "Purchase Price"), plus or minus any adjustments required by the prorations made under Section 15 of this Agreement. The Purchase Price shall be allocated among the Assets in the manner set forth in SCHEDULE 3 to this Agreement. The parties agree to allocate the Purchase Price (and all other costs capable of being capitalized) among the Assets for all purposes (including financial, accounting and tax purposes) in accordance with SCHEDULE 3. The Purchase Price shall be paid by Buyer's assumption of a mortgage and other security instruments covering the Properties held by Den norske Bank, A.S.A. (the "Bank") securing certain debt financing held by the Bank with an unpaid principal balance of $12,500,000.00. Any adjustments required by the prorations made under Section 15 of this Agreement shall be paid at the times provided in Section 15. In addition to the Purchase Price, Buyer shall pay, perform, assume, and discharge the liabilities of Seller provided in
Section 2 of this Agreement.


     4.   Closing; Best Efforts
          ---------------------

          The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at Lexington, Kentucky, at the offices of Wyatt, Tarrant & Combs on or before August 20, 1999, or at such other time, date, or place upon which Buyer and Seller shall agree in writing (the "Closing Date"). Seller and Buyer covenant and agree that each of them shall use their best efforts to consummate the transactions contemplated by this Agreement on the Closing Date.


     5.   Representations and Warranties of Seller
          ----------------------------------------

     Seller hereby represents and warrants to Buyer as follows:

          A. CORPORATE STANDING. Seller is a corporation duly organized, validly existing, and in good standing under the laws
of the jurisdiction of its incorporation.   Seller has all
requisite power and authority to own, lease and operate its Properties and to carry on its business as now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its Properties makes such qualification necessary.

          B. POWER AND AUTHORITY OF SELLER; AUTHORIZATION. Seller has all requisite power and authority, corporate or otherwise to enter into and, subject to the approval of its shareholders, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Seller, subject to the approval of this Agreement by the shareholders of Seller. This Agreement has been duly executed and delivered by Seller, and constitutes the legal, valid and binding obligation of Seller enforceable against it in accordance with its terms.

          C. NO CONFLICT. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest, charge or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "Violation") pursuant to, any provision of the Articles of Incorporation or Bylaws of Seller, or result in any Violation of any loan or credit agreement, note, mortgage, indenture, lease, or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or the Properties or Assets, except as set forth in SCHEDULE 5. C.

          D. CONSENTS. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Seller in connection with the execution and delivery of this Agreement, or the consummation by Seller of the transactions contemplated hereby, except as set forth in SCHEDULE 5.D.

          E. SUBSIDIARIES. Seller does not have any ownership interest in any other corporation, partnership, limited liability company, joint venture or other entity.

          F.   [INTENTIONALLY OMITTED]

          G.   PROPERTY.

               [a] To Seller's knowledge, SCHEDULE 5.G[1] sets forth a complete and accurate list and description of all of the producing Wells and the leasehold, subleasehold and other interests related thereto, that Seller owns that are part of the Properties. Except as set forth on SCHEDULE 5.G[1] Seller is not bound or committed to make any capital improvement or expenditure with respect to such Properties.

               [b] The sale and transfer of the Assets shall, at the time of Closing , be free and clear of all obligations, security interests, liens, and encumbrances, except for Permitted Liens (as hereinafter defined), or as described in SCHEDULE 5. G.[2], or unless expressly assumed in writing by Buyer. "Permitted Liens" shall mean (i) liens for taxes not yet due and payable; (ii) statutory liens of landlords and liens of carriers, warehousemen, mechanics, materialmen and repairmen incurred in the ordinary course of business for sums not yet delinquent; and (iii) zoning, building or other restrictions, variances, covenants, rights-of-way, encumbrances, easements and other minor irregularities in title, none of which, individually or in the aggregate, (A) interfere with the present use or occupancy of the Properties by Seller, (B) have more than an immaterial effect on the value thereof or their present use, or (C) would impair the ability of Seller to sell such Properties for their present use.

               [c] Except for Permitted Liens, to Seller's knowledge, no mineral interests or real property owned or leased by Seller is subject in any material respect to (i) any governmental decree or order (or threatened or proposed order known to Seller or Selling Shareholder) to be sold or taken by public authority or (ii) any rights of way, use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever, not of record.

               [d]  [INTENTIONALLY OMITTED]

               [e] To the Seller's knowledge the rights, privileges, easements, consents, permits, licenses, agreements, properties and other assets presently owned, leased or licensed by Seller and described in SCHEDULES 1.A, 1.B, 1.C, and 1.D[1] include all rights, properties and other assets necessary to permit Seller to operate the Properties in the same manner as the Properties have been operated since January 1, 1999.

               [f]  [INTENTIONALLY OMITTED]

          H. LEASES. To Seller's knowledge, SCHEDULE 5.H[1] contains a complete and accurate list of all oil and gas and other mineral leases and lease-purchase arrangements pursuant to which Seller leases the Properties and real or personal property from others. To Seller's knowledge, all such "producing" leases are valid, binding and enforceable in accordance with their terms and are in full force and effect; there are no known existing defaults with respect thereto by any party thereto; Buyer, its successors and assigns, shall (provided that they comply with the terms and provisions of the leases with the lessors) have the right under said leases to extract, produce, store, market and sell the oil, gas, casinghead gas covered by such leases; and no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder by Seller or, to Seller's knowledge, by any other party thereto except as set forth in
SCHEDULE 5.H[2].

          I.   [INTENTIONALLY OMITTED]

          J.   [INTENTIONALLY OMITTED]

          K. LIENS. SCHEDULE 5.K sets forth a complete and accurate list and description of all liens and security interests relating to or affecting the Assets.

          L.   LEGAL PROCEEDINGS.  Except as set forth in
SCHEDULE 5.L, there are no claims of any kind or any actions, suits, proceedings, arbitrations or investigations pending or, to the knowledge of Seller threatened against or affecting any of the Assets. No actions, suits, proceedings, activities or investigations, individually or in the aggregate, would have a material adverse effect on the condition or operation of the Properties or the Assets, nor is there any judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against Seller having or which, insofar as reasonably can be foreseen, in the future could have any such effect. Further, there are no judgments, orders, injunctions, decrees, stipulations or awards (whether rendered by a court, administrative agency, or by arbitration, pursuant to a grievance or other procedure) against or relating to the Assets.

          M. ENVIRONMENTAL MATTERS. To Seller's knowledge, Seller is in compliance with all applicable federal, state and local laws, rules, regulations, ordinances and requirements relating to human health, safety and the environment ("Environmental Laws") which relate to or affect the Assets.

          N. LICENSES AND PERMITS; COMPLIANCE WITH LAWS. To Seller's knowledge, Seller holds all permits, licenses, variances, exemptions, orders and approvals of all governmental entities for the operation of the Properties and is in compliance with the terms thereof. A correct and complete list of such licenses, permits and authorizations is set forth on SCHEDULE 1.A, and except as set forth all of such licenses, permits and authorizations are transferrable to Buyer. Seller has complied with and is not in any default under (and have not been charged with or received notice with respect to, nor are threatened with or under investigation with respect to, any charge concerning any violation of any provision of) any federal, state or local law, regulation, ordinance, rule or order (whether executive, judicial, legislative or administrative) or any order, writ, injunction or decree of any court, agency or instrumentality and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failures to comply.

          O.   EMPLOYEE BENEFIT PLANS.

               Seller has no pension, profit sharing, annuity, savings or similar related retirement plan for any of its employees.

          P.   [INTENTIONALLY OMITTED].

          Q. LABOR RELATIONS. Except to the extent set forth in SCHEDULE 5.Q:

               [a] To Seller's knowledge, Seller is in compliance in all respects with all applicable laws respecting employment and employment practices, including, without limitation, laws relating to terms and conditions of employment, wages and hours, and occupational safety and health;

               [b] There is no unfair labor practice charge or complaint or any other matter against or involving Seller pending or, to the knowledge of Seller threatened before the National Labor Relations Board or any court of law;

               [c] There is no labor strike, dispute, slowdown or stoppage actually pending or, to the knowledge of Seller, threatened against Seller;

               [d] Seller is not a party to or bound by any collective bargaining agreement or any similar labor union arrangement;

               [e] There are no charges, investigations, administrative proceedings or formal complaints of discrimination (including discrimination based upon sex, age, marital status, race, color, religion, national origin, sexual preference, disability, handicap or veteran status) pending or, to the knowledge of Seller, threatened, before the Equal Employment Opportunity Commission or any federal, state or local agency or court against Seller or any Subsidiary. There have been no governmental audits of the equal employment opportunity practices of Seller and, to the knowledge of Seller, no basis for any such claim exists; and

               [f] Seller has received no notice that Seller is in violation of the requirements of the Americans With
     Disabilities Act.

               [g] Seller's employees are not currently represented by any labor organization for purposes of collective bargaining, and Seller has no obligation to bargain with any such labor organization over wages, hours, working conditions, and other terms and conditions of employment.

          R. OSHA. Seller has not received any notice of any violations under the Occupational Safety and Health Act of 1970, and has no knowledge of any violations thereunder.

          S.   [INTENTIONALLY OMITTED].

          T. GOOD STANDING OF CONTRACTS. No event or condition has occurred or exists, or, to the knowledge of Seller, is alleged by any of the other parties thereto to have occurred or existed, which constitutes, or with lapse of time or giving of notice or both might constitute, a default or breach under any of the Contracts to which Seller is a party.

          U.   [INTENTIONALLY OMITTED]

          V.   [INTENTIONALLY OMITTED]

          W.   [INTENTIONALLY OMITTED]

          X. INSURANCE. SCHEDULE 5.X sets forth all insurance policies, including property, casualty, liability and other insurance maintained with respect to the Assets or Properties. All premiums have been currently paid on such policies, and Seller represents that all policies will be maintained and, if necessary, renewed through the date of Closing. Seller shall, to the extent of assignable, assign its rights of insurance coverage to Buyer at the Closing.

          Y. TAX MATTERS. Seller has paid all taxes, assessments, fees and other governmental charges including, without limitation, severance and property taxes levied upon the Assets, other than those not yet due and payable.


          Z.   [INTENTIONALLY OMITTED]

          AA. ACCOUNTS RECEIVABLE. To Seller's knowledge, all accounts receivable of Seller which are reflected on SCHEDULE 1.J
(i) represent monies due for inventory sold and delivered or services rendered in the ordinary course of business, and (ii) are not subject to any refunds or adjustments or any defenses, rights of set-off, assignment, restrictions, security interests or other encumbrances. Except as shown on SCHEDULE 5.AA, all such accounts receivable are current, and Seller is not aware of any dispute regarding the collectability of any such accounts receivable.

          AB. BROKERS AND FINDERS' FEES. Neither Seller, nor any of its officers, directors or employees, has employed any broker, finder or financial advisor or incurred any liability for fees or commissions payable to any broker, finder or financial advisor in connection with the negotiations relating to or the transactions contemplated by this Agreement.

          AC. FOREIGN PERSON. Seller is not a "Foreign Person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code (the "Code"), because Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and any regulations promulgated thereunder.

          AD. FULL DISCLOSURE. To Seller's knowledge, no representation or warranty of Seller contained in this Agreement and no statement contained in this Agreement or in any certificate or other instrument furnished or to be furnished to Buyer hereunder contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.


     6.   Representations and Warranties of Buyer.
          ---------------------------------------

     Buyer hereby represents and warrants to Seller as follows:

          A. ORGANIZATION. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky and has all requisite power and authority, corporate or otherwise, to carry on and conduct its business as it is now being conducted and to own or lease its properties and assets.

          B. AUTHORIZATION. This Agreement and its execution, delivery and performance has been duly authorized by all necessary company action on the part of Buyer and is within its company powers. This Agreement has been duly executed and delivered by Buyer, and constitutes the legal, valid and binding agreement of Buyer enforceable in accordance with its terms.

          C. NO CONFLICT. Neither the execution and delivery of this Agreement nor the performance of the transactions contemplated herein by Buyer will violate or conflict with any of the provisions of any organizational instrument or document of Buyer or violate or conflict with or constitute a default under any mortgage, indenture, contract, agreement, license, permit, instrument or trust or any order or ruling of any governmental authority to which Buyer is a party or by which Buyer is bound, or violate any provision of law, statute, rule or regulation to which Buyer is subject.

          D. BROKERS' AND FINDERS' FEES. Neither Buyer nor any of its officers, directors or employees has employed any broker, finder or financial advisor or incurred any liability for fees or commissions payable to any broker, finder or financial advisor in connection with the negotiations relating to or the transactions contemplated by this Agreement.

          E. SECURITIES LAWS. Buyer is an experienced and knowledgeable investor in the oil and gas business. Buyer is not acquiring the Assets with a view to, or for offer of resale in connection with, a non-exempt distribution thereof within the meaning of the Securities Act of 1933, or a distribution thereof in violation of any applicable Securities Laws.

          F. FULL DISCLOSURE. No representation or warranty of Buyer contained in this Agreement and no statement contained in this Agreement or in any certificate or other instrument furnished or to be furnished to Seller hereunder contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.


     7.   Circumstances Prior to Closing
          ------------------------------

          A.   OBLIGATIONS OF SELLER PRIOR TO CLOSING

          From the date of this Agreement until the Closing Date, Seller shall, subject to the terms of Section 18:

               [1] Operate the Properties only in the usual, regular and ordinary course, and preserve intact for Buyer the present relationship between the Seller and the suppliers, clients, customers, lessors, third-parties and others having business relations with Seller related to or affecting the Assets;

               [2] Take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement;

               [3] Afford Buyer, its accountants, counsel, technical advisors, and other representatives free and reasonable access during normal business hours to the offices, equipment, personnel, facilities, records, files, contracts, agreements, and books of account of Seller relating to the Assets and the Properties and furnish Buyer with all information concerning the Assets and the Properties as Buyer shall reasonably request;

               [4] Continue in force each of the policies of insurance which insure the Assets and the Properties with such amounts of coverage as are reasonably available, and continue in force all bonds, surety contracts, or guaranties relating to the Assets and the Properties set forth in any Schedule to this Agreement;

               [5] Not enter into any employment agreement relating to the Assets with any person unless Seller has the right to terminate such employment agreement without liability;

               [6] Not knowingly take any action or omit to take any action which will result in the material violation by Seller of any law applicable to this transaction or cause a material breach by Seller of any of the representations and warranties of Seller set forth in this Agreement or any lease, agreement, contract, or commitment to which Seller is a party;

               [7] Use its best efforts to obtain prior to Closing all consents by third parties required to be obtained by Seller with respect to its performance of this Agreement and cooperate with Buyer in connection with Buyer's requests and applications for the governmental authorizations, approvals and consents which are necessary for the ownership and operation of the Properties and Assets following the Closing Date;

               [8] Give Buyer prompt written notification of any material changes taking place after the delivery of any Schedules and other documents which would have been reflected in such documents had such changes occurred prior to the time such documents were first delivered;

               [9] Give Buyer prompt written notification upon receipt of knowledge of any fact which would make any representation or warranty contained in this Agreement untrue in any material respect;

               [10] Not (i) solicit, initiate, or encourage the submission of any proposal or offer from any person relating to the acquisition of the Assets, or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing. Seller will notify Buyer immediately if any person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing;

               [11] Maintain its books of account and records in the usual, regular and ordinary manner on a consistent basis; and

               [12] Give to Buyer and its agents and
     representatives full access to all properties including and relating to the Properties including the Wells. Buyer shall fully compensate Seller for any damage or injury to the Assets caused by Buyer and Buyer's agents during such inspections and shall further indemnify and save Seller harmless from any claims, demands, or causes of action arising from such inspections.

          B.   OBLIGATIONS OF BUYER PRIOR TO CLOSING

          From the date of this Agreement until the Closing Date, Buyer shall:

               [1] Use its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement;

               [2] Not knowingly take any action or omit to take any action which will result in the material violation by Buyer of any law applicable to this transaction or cause a material breach by Buyer of any of the representations and warranties of Buyer set forth in this Agreement; and

               [3] Use its best efforts to obtain prior to Closing all consents by third parties and all governmental authorizations which are necessary for Buyer's performance of this Agreement or for Buyer's ownership and operation of the Properties and the Assets following the Closing Date.


     8.   CONDITIONS TO BUYER'S OBLIGATION

          The obligation of Buyer to consummate on the Closing Date the transactions contemplated by this Agreement will be subject to the satisfaction of each of the following conditions on or prior to the Closing Date, unless expressly waived, in writing, by Buyer:

          A.   OPINION OF COUNSEL FOR SELLER

          Buyer shall have received the written opinion of counsel for Seller, dated the Closing Date, relating to and addressing the matters described in Sections 5A, 5B, 5C and 5D and, to the best of counsel's knowledge, 5AD.

          B.   REPRESENTATIONS AND WARRANTIES

          The representations and warranties of Seller contained in Section 5 of this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, except for changes contemplated by this Agreement.

          C.   PERFORMANCE OF THIS AGREEMENT

          Seller shall have performed and observed in all respects its covenants and obligations as set forth in this Agreement prior to or on the Closing Date.

          D.  CONSENTS

          Seller shall have procured all of the third party consents necessary for Buyer to operate the Properties and own the Assets as they were operated and owned by Seller.

          E.   LITIGATION

          No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (iii) affect adversely the right of Buyer to own the Assets, and to operate the Properties. No such injunction, judgment, order, decree, ruling, or charge shall be in effect.

          F.   CONDITION OF ASSETS

          A material portion of the Assets shall not have been damaged or destroyed by fire, flood, or other casualty which is not covered by Seller's insurance.

          G.   MATERIAL CLAIMS

          No material claim shall have arisen, of which Seller is aware, that is not adequately covered by insurance policies maintained by Seller.

          H.   MATERIAL CHANGES

          There shall not have been any material and adverse change in the Properties or Assets of Seller, considered as a whole from the date of the Agreement to the Closing Date.

          I.  FINANCING

          Buyer shall have obtained the financing it needs to consummate the transactions contemplated by this Agreement upon terms and conditions satisfactory to it.

          J.   DOCUMENTS REGARDING REAL PROPERTY

          Buyer shall have received (at its sole cost and expense) with respect to the real property and improvements conveyed to Buyer by Seller hereunder: a Phase 1 site assessment from a reputable environmental engineering or consulting firm the results of which are satisfactory to Buyer in its sole discretion.

          K.   PERMITS AND APPROVALS

          Any and all consents, permits, licenses, approvals, and other actions of any person, jurisdiction, or authority required in the reasonable opinion of Buyer and its counsel for lawful consummation of the transaction contemplated herein and the operation of the Business shall have been obtained, shall be in full force and effect and shall be transferred to Buyer.

          L.   LEGAL MATTERS

          All instruments and documents required to carry out this Agreement and to consummate the transaction contemplated hereby and all related corporate proceedings shall be reasonably satisfactory to counsel for Buyer.

     9.   Conditions to Seller's Obligation
          ---------------------------------

          The obligation of Seller to consummate, on the Closing Date, the transactions contemplated by this Agreement will be subject to the satisfaction of each of the following conditions on or prior to the Closing Date, unless expressly waived, in writing, by Seller:

          M.   OPINION OF COUNSEL FOR BUYER

          Seller shall have received the written opinion of counsel for Buyer, dated the Closing Date, relating to and addressing the matters described in Sections 6A, 6B, 6C, and, to the best knowledge of such counsel, 6F.

          N.   REPRESENTATIONS AND WARRANTIES

          The representations and warranties of Buyer contained in Section 6 of this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, except as contemplated by this Agreement.

          O.   PERFORMANCE OF THIS AGREEMENT

          Buyer shall have performed and observed in all material respects its covenants and obligations under this Agreement prior to or on the Closing Date.

          P.   LITIGATION

          There shall be no injunction, decree, or order issued by any court, governmental agency, or authority, or any litigation instituted by any governmental agency or authority, challenging or seeking to prohibit or enjoin any of the transactions contemplated by this Agreement.

          Q.   GOVERNMENTAL QUALIFICATION

          Buyer shall be qualified with the Commonwealth of Kentucky Department of Mines and Minerals to own interests in the Assets.

          F.   RELEASES

          Releases, in recordable form, duly authorized and executed by and enforceable against the holders of, or any other parties secured by, any loan agreements, mortgages, security agreements, trust and indentures, assignment of leases, leases or other liens or encumbrances releasing the Assets from the liens or encumbrances of such instruments, except the Permitted Liens shall have been executed and delivered to Buyer and Seller.

          G.   APPROVALS

          The transactions contemplated by the Agreement shall have been approved by Seller's Shareholders, the Bank and Hale
Energy Services, Inc.

          H.   PRODUCTION PAYMENT TRANSACTION

          Seller and American Resources Offshore, Inc. shall have been released from their obligations under the Production Payment
Transaction between Austin Energy Funding Partners and Seller.

          I.   RELEASE BY BANK

          Seller and American Resources Offshore, Inc. shall have been released from their obligations to Bank on the $12,500,000.00 indebtedness being assumed by Buyer.


     10   Closing Deliveries
          ------------------

          A.   SELLER'S OBLIGATIONS

          At the Closing, Seller shall deliver to Buyer the following:

          [4] The Chief Executive Officer of Seller shall have delivered a certificate to Buyer dated the Closing Date to the effect that the conditions to Buyer's Obligation set forth in Subsections 8B,C,D,E,F,G and H have been met.

          [5] Copies of resolutions of the Board of Directors and the Seller's Shareholders authorizing the execution and delivery by Seller and performance by Seller of this Agreement and the transactions contemplated hereby, certified as to the due adoption and continuing effect by the Secretary of Seller;

          [6] Special Warranty Bills of Sale and Assignments, duly executed by Seller, in form and substance reasonably satisfactory to Buyer and, such other documents as Buyer may reasonably request in order to accomplish the sale of the Assets to Buyer;

            [7]    Executed  copies  of  all  leases,  contracts,
insurance policies, commitments and agreements that are assigned to Buyer pursuant to the Bills of Sale and Assignments described in Section 10A[3] hereof;

          [8] Releases, in recordable form, duly authorized and executed by and enforceable against the holders of, or any other parties secured by, any loan agreements, mortgages, security agreements, trusts and indentures, assignments of leases, leases or other liens or encumbrances releasing the Assets from the liens or encumbrances of such instruments, except the Permitted Liens;

          [9] An opinion of counsel for Seller relating to and addressing the matters described in Section 8.A;

          [10] Transfer orders, division orders, notices, releases and acceptances and such other instruments as may be necessary or appropriate to further assure Buyer that the properties, rights, titles, interests, estates, remedies, powers and privileges contemplated by this Agreement are granted, bargained, sold, conveyed, assigned, transferred and delivered, or otherwise vested in Buyer as intended so to be hereunder;

          [11] Transfer orders or letters in lieu thereof, executed and acknowledged by Seller and Buyer, directing all third parties paying for production of Hydrocarbons from the Assets to make payment to Buyer of proceeds attributable to such production on and after the Effective Date; and

          [12] Such other documents as are reasonably requested by counsel for Buyer.

          B.   BUYER'S OBLIGATIONS

          At the Closing, Buyer shall deliver to Seller the following:

          [13] The Purchase Price in the manner described in
Section 3 hereof;

          [14] The Chief Executive Officer of Buyer shall have delivered a certificate to Seller dated the Closing Date to the effect that the conditions to Seller's obligation set forth in Subsections 9B,C and D have been met;

          [15] Copies of resolutions of the Board of Directors of Buyer authorizing the execution and delivery by Buyer and performance by Buyer of this Agreement and the transactions contemplated hereby, certified as to the due adoption and continu ing effect by the Secretary of Buyer;

          [16] An opinion of counsel for Buyer relating to and addressing the matters described in Section 9.A to this Agreement;

          [17] An assumption agreement reasonably satisfactory to Seller; and

          [18] Such other documents as are reasonably requested by counsel for Seller.

     11.  Tax Returns
          -----------

          Seller and Buyer agree to file all federal, state, and local tax returns, and to pay all taxes, interest, and penalties in a manner consistent with the allocation of the Purchase Price set forth in SCHEDULE 3 to this Agreement.

     12.  Transfer Tax
          ------------

          Buyer shall pay applicable sales, use and transfer taxes, if any, related to the transfer of any tangible personal property.


     13.  Survival of Representations, Warranties, and Covenants
          ------------------------------------------------------

          All representations and warranties contained in this Agreement by any party to this Agreement and any certificate or other instrument delivered by or on behalf of any party pursuant to this Agreement shall be continuous and shall survive the Closing for a period of one year following the Closing Date and the covenants and agreements contained herein shall survive without limitation as to time except as may be otherwise specified herein.


     14.  Indemnification
          ---------------

          C.   REMEDIES.

               [19] Seller shall jointly and severally indemnify and reimburse Buyer for any and all claims, losses, liabilities, damages (including, without limitation, fines, penalties, and criminal or civil judgments and settlements), costs (including, without limitation, court costs) and expenses (including, without limitation, attorneys' and accountants' fees) (hereinafter "Loss" or "Losses") suffered or incurred by Buyer, any successors or assigns thereto (the "Protected Parties") as a result of, or with respect to:

                    [a] Any breach or inaccuracy of any represen tation or warranty of Seller set forth in Section 5;

                    [b] Any breach of or noncompliance by Seller with any covenant or agreement of Seller contained in this Agreement;

                    [c] the operation of the Properties and the Assets prior to the Buyer's commencing operation of the Properties as provided in Section 18;

                    [d] any liability of Seller whether or not relating to the Properties or the Assets, that is not expressly assumed by Buyer under this Agreement;

                    [e]  any liability of Buyer arising by
          operation of law (including any bulk transfer law of any jurisdiction or under any common law of de facto merger or successor liability), related to the Assets that is not expressly assumed by Buyer under this Agreement;

                    [f] any liability of Seller for the unpaid taxes of any person as a transferee or successor, by contract or otherwise;

                    [g] any and all actions, suits, proceedings, claims, demands, assessments and judgments incident to any of the foregoing.

               [20] Except as otherwise limited by this Section 14, Buyer shall indemnify and reimburse Seller for any and all claims, losses, liabilities, damages (including, without limitation, fines, penalties, and criminal or civil judgments and settlements), costs (including, without limitation, court costs) and expenses (including, without limitation, attorneys' and accountants' fees) (hereinafter "Loss" or "Losses") suffered or incurred by Seller or any successors or assigns thereto as a result of, or with respect to:

                    [a]  Any breach or inaccuracy of any
          representation or warranty of Buyer set forth in
          Section 6;

                    [b] Any breach of or noncompliance by Buyer with any covenant or agreement of Buyer contained in this Agreement;

                    [c] the operation of the Properties and the Assets after Buyer's commencement of the operation of the Properties as provided in Section 18; and

                    [d] Any and all actions, suits, proceedings, claims, demands, assessments and judgments incident to any of the foregoing.

          D.   THIRD PARTY CLAIMS.  A party seeking
indemnification (the "Indemnitee") shall use all reasonable efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses (including without limitation taxes and attorney fees) in respect of which indemnity may be sought under this Agreement. The Indemnitee shall give prompt written notice to the party from whom indemnification is sought (the "Indemnitor") of the assertion of a claim for indemnification but in no event later than (a) 30 days after service of process in the event litigation is commenced against the Indemnitee by a third party, or (b) 30 days after the Indemnitee becomes aware of circumstances, not involving the commencement of litigation by a third party, which may give rise to a claim for indemnification. No such notice of assertion of a claim shall satisfy the requirements of this Subsection 14B unless it describes in reasonable detail and in good faith the facts and circumstances upon which the asserted claim for indemnification is made, to the extent known. The Indemnitee shall consult with the Indemnitor with respect to the payment, settlement, or defense of any claim, action, suit, proceeding, or demand. If any action or proceeding shall be brought against the Indemnitee in connection with any liability or claim to be indemnified hereunder, the Indemnitee shall provide the Indemnitor a period of 30 days to decide whether to defend such liability or claim. During such period the Indemnitee shall take all reasonable steps to protect the interests of itself and the Indemnitor, including the filing of necessary responsive pleadings, the seeking of emergency relief, or other action necessary to maintain the status quo, subject to reimbursement from the Indemnitor of its expenses in doing so.
If the Indemnitor determines that it shall defend such action or proceeding, the Indemnitor shall defend such action or proceeding at its expense, using counsel selected by any insurance company insuring against any such claim and undertaking to defend such claim, or by other counsel selected by the Indemnitor and approved by the Indemnitee, which approval shall not be unreasonably withheld or delayed. The Indemnitor shall keep the Indemnitee fully apprized at all times as to the status of the defense and shall consult with the Indemnitee prior to settlement of any indemnified matter. In the event the Indemnitee has a claim or claims against any third party growing out of or connected with the indemnified matter, then upon receipt of indemnification, the Indemnitee shall fully assign to the Indemnitor the entire claim or claims and the Indemnitor shall thereupon be subrogated with respect to such claim or claims of the Indemnitee.


     15.  Prorations and Adjustments
          --------------------------

          E.   REVENUES

          Subject to the terms of SCHEDULE 15 hereof: (a) all revenues that are (i) received by either party before or after the Closing Date and (ii) attributable to the Properties for the period prior to the Effective Date, shall be the sole property and entitlement of Seller, and, to the extent received by Buyer, Buyer shall fully disclose, account for and transmit same to Seller promptly; and (b) all revenues that are (i) received by either party before or after the Closing and (ii) attributable to the Properties for the period on or after the Effective Date shall be the sole property and entitlement of Buyer and, to the extent received by Seller, Seller shall fully disclose, account for and transmit same to Buyer promptly. All uncollected accounts receivable as of the Closing Date that are attributable to the Properties on and after the Effective Date shall be transferred to Buyer, and all uncollected accounts receivable as of the Closing Date that are attributable to the Properties prior to the Effective Date shall be retained by Seller, except as set forth on SCHEDULE 15.

          F.   EXPENSES

          Subject to the terms of SCHEDULE 15 hereof, all current royalties, security deposits, contract deposits, or advance payments, property and payroll taxes, assessments, utility charges, insurance premiums, and any other prepaid or deferred expenses relating to the operation of the Properties shall be prorated or reimbursed, as the case may be, as of the Effective Date. Seller shall be responsible for all expenses and liabilities allocable to the period prior to the Effective Date, including payments due prior to the Effective Date under such prorated contracts, and Buyer shall, to the extent agreed hereunder, be responsible for all expenses and liabilities allocable to the period subsequent to the Effective Date, except as set forth on SCHEDULE 15.

          G.   TIME OF PRORATIONS AND ADJUSTMENTS

          The prorations and adjustments contemplated by this Section, to the extent practicable, shall be made on the Closing Date. As to those prorations and adjustments not capable of being ascertained on the Closing Date, any adjustment and proration shall be made within 30 calendar days of the Closing Date.

          H.   DISPUTES

          In the event of any disputes between the parties as to such adjustments, the amounts not in dispute shall nonetheless be paid at the time provided in Section 15. B, and such disputes shall be determined by an independent certified public accountant mutually acceptable to the parties, and the fees and expenses of such accountant shall be paid one-half by Seller and one-half by Buyer.


     16.  RECORDS

          After the Closing, Seller and Buyer shall make available to the other on reasonable request such books and records of that party as may be appropriate for use in connection with their respective tax returns, including any review thereof, and for any other reasonable purpose. Such books and records shall be retained for a period of 6 years; provided, however, that after 3 years any portion of such books and records may be destroyed in whole or in part, by the party in possession thereof upon 30 days' notice to the other party, unless the party to whom such notice is given shall object, in which event the objecting party shall be given such records in lieu of destruction thereof.


     17.  PUBLIC STATEMENTS

          Prior to the Closing Date, neither Seller nor Buyer shall, without the prior written approval of the other party, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except (1) Seller and Buyer shall issue a mutually agreeable public announcement or press release promptly after the signing of this Agreement, and (2) to the extent that either party shall be so obligated by law as advised in writing by counsel, in which case the other party shall be so advised and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued. Buyer and Seller may disclose information with respect to the transaction contemplated hereby to their respective employees, agents, consultants and third parties only to the extent such persons have a need to know such information.



     18.  SELLER'S EMPLOYEES AND MANAGEMENT OF PROPERTIES

          Within five (5) days of the execution of this Agreement, Seller intends to terminate all field employees and employees located in the Corbin office of Seller. Buyer agrees to immediately accept applications for employment by Buyer from such employees.

          Within twenty-four (24) hours after the execution of this Agreement, Buyer shall commence operating the Properties and shall conduct those operations in a reasonable and prudent manner. In operating the Properties, Buyer shall not: (i) terminate or enter into any contract that binds Seller; (ii) sell, convey, encumber or assign any Assets of Seller, except in the ordinary course of business; (iii) purchase any property, material or equipment in the name of Seller; (iv) incur in expense which will be the responsibility of Seller, other than existing royalty and other obligations of Seller under existing agreements; or (v) voluntarily change or affect operating pressures without Seller's prior written consent.

          Seller shall not be responsible for any cost or expenses incurred by Buyer, including, but not limited to, salaries, out-of-pocket expenses, or materials incurred by Buyer or deemed by Buyer necessary for the operation of the Properties without the prior written consent of Seller. Prior to commencing operations, Buyer shall provide written evidence of insurance coverage for said operations an amount satisfactory to Seller. Buyer shall execute an indemnity agreement, in form and substance satisfactory to Buyer and Seller, which will indemnify, defend and hold harmless Seller from any and all claims, causes of action, losses, damages, fines, attorney fees which Seller shall incur or suffer, arising from injury to person or property, resulting from any acts of Buyer, or Buyer's officers, agents, servants, employees, or contractors, except as may result from the negligence or intentional acts of Seller or Seller's agents, servants, employees, successors or assigns.

          Either Buyer or Seller may terminate this provision within twelve hours advance notice to the other party, whether oral or written, and thereupon, Buyer shall immediately cease all operations on the Properties.


     19.  Confidentiality
          ---------------

          A.   PRIOR TO CLOSING

          Unless and until the Closing of the transactions contemplated by this Agreement shall have occurred, and except as may be otherwise required by applicable law, Buyer shall, and shall cause its employees, agents, and representatives to, maintain in confidence and not otherwise use information, documents, and data furnished to it, or to any person or entity on its behalf, by Seller in connection herewith.

          B.   FAILURE TO CLOSE

          If the Closing of the transactions contemplated by this Agreement does not occur on the Closing Date, Buyer shall return all written information, documents, and data furnished to Buyer or to any person or entity on its behalf and all copies thereof. Notwithstanding anything else in this Agreement to the contrary, if the transactions contemplated by this Agreement are not closed, Buyer's agreement to maintain in confidence all information received by it shall continue in perpetuity and none of such information shall be used by Buyer, its employees, agents, or representative in the business operations of any such person, except to the extent that such information was: (i) possessed by Buyer prior to the disclosure thereof by Seller;
(ii) disclosed to Buyer by an independent third party without a violation of any obligation of confidentiality on the part of such third party to Seller; or (iii) ascertainable from public or published information or trade sources.

          C.   REMEDIES

          Buyer hereby acknowledges that there may not be an adequate remedy at law for the breach of this Section 19 and that, in addition to any other remedies available to Seller, injunctive relief and specific performance may be granted to Seller for such breach.


     20.  Notices
          -------

          All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be mailed by first class, registered, or certified mail, postage prepaid, or sent via overnight courier service, or delivered personally:

     If to Buyer, to:                Copy to:

Nami Resources Company L.L.C         Richard C. Ward, Esq.
351 Railroad Avenue                  Wyatt, Tarrant & Combs
Manchester, Kentucky  40963          1700 Lexington Financial Center
ATTN:  Mike Nami                     Lexington, Kentucky  40507
Fax:  (606) 599-9705                 Fax:  (606) 259-0649

     If to Seller, to:               Copy to:

Southern Gas Co. of Delaware, Inc.   David Stetson, Esq.
160 Morgan Street                    Southern Gas Co. of
Versailles, Kentucky  40383            Delaware, Inc.
ATTN:  Leonard Nave                  160 Morgan Street
Fax:  (606) 873-5455                 Versailles, Ky 40383
                                     Fax:  (606) 873-5455


or to such other address of which the addressee shall have notified the sender in writing. Notices mailed in accordance with this section shall be deemed given when mailed, and notices sent by overnight courier service shall be deemed given when placed in the hands of a representative of such service.


     21.  Third Party Rights
          ------------------

          It is the intention of the parties that nothing in this Agreement shall be deemed to create any right with respect to any person or entity not a party to this Agreement.


     22.  Parties in Interest; Assignment
          -------------------------------

          All covenants and agreements contained in this Agreement by or on behalf of any of the parties to this Agreement shall bind and inure to the benefit of their respective heirs, executors, successors, and assigns, whether so expressed or not. No party to this Agreement may assign its rights or delegate its obligations under this Agreement to any other person or entity without the express prior written consent of the other party, except that Buyer may assign its rights and delegate its obligations to a subsidiary or affiliated corporation of Buyer, provided that such assignment and delegation shall not relieve Buyer of its obligations under this Agreement.

     23.  Construction; Governing Law
          ---------------------------

          The section headings contained in this Agreement are inserted as a matter of convenience and shall not affect in any way the construction of the terms of this Agreement. This
Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Kentucky.


     24.  Submission to Jurisdiction
          --------------------------

          Each of the parties submits to the jurisdiction of any state or federal court sitting in Fayette County, Kentucky in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that may be required of any other party with respect thereto.


     25.  Entire Agreement; Amendment and Waiver
          --------------------------------------

          This Agreement, including the Schedules hereto, constitutes and contains the entire Agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes any prior writing by the parties. The parties may, by mutual agreement in writing, amend this Agreement in any respect, and any party, as to such party, may in writing (1) extend the time for the performance of any obligations of any other party;
(2) waive any inaccuracies in representations and warranties by any other party; (3) waive performance of any obligations by any other party; and (4) waive the fulfillment of any condition that is precedent to the performance by such party of any of its obligations hereunder. No such waiver shall be deemed to constitute the waiver of any other breach of the same or of any other term or condition of this Agreement. Any such amendment or waiver must be signed by an officer of the parties or party to such amendment or waiver.


     26.  Severability
          ------------

          The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions.


     27.  Counterparts
          ------------

          This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party but all of which taken together shall constitute one and the same Agreement.


     28.  Expenses
          --------

          Each party to this Agreement shall pay any and all fees and expenses that such party may incur in connection with the negotiation, execution, or closing of this Agreement and the other transactions contemplated by this Agreement.


     29.  Further Assurances
          ------------------

          At and after the Closing, Buyer and Seller will, without further consideration, execute and deliver such other instruments and documents and do all other acts and things as the other party or parties may reasonable request in order to effect or confirm the transactions contemplated by this Agreement.


     30.  Schedules
          ---------

          The Schedules attached to this Agreement constitute a part of this Agreement and are incorporated herein by reference in their entirety as if fully set forth in this Agreement at the point where first mentioned.


     31.  Time of Essence
          ---------------

          Time is of the essence to the performance of the obligations set forth in this Agreement.


     32.  Termination
          -----------

          Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

          A. By the mutual written consent of Seller and Buyer;

          B. By the board of directors or members of either party to this Agreement if any other party to this Agreement shall have materially breached any of the representations and warranties of such other party set forth in this Agreement and such other party shall have failed to cure such breach within 30 days after receipt of written notice of such breach.

          C. By Buyer by giving written notice to Seller on or before the tenth day following the date of the Agreement if Buyer is not satisfied with the results of its continuing business, legal, and accounting due diligence regarding Assets.

          D. By the board of directors of Seller or the members of Buyer if the Closing shall not have occurred on or before August 31, 1999.

          I. By Buyer if any Schedule to this Agreement is not accepted or agreed to by Buyer on or before the fifth day following the date of this Agreement.

          J. Buyer shall not be permitted to terminate this Agreement as a result of any material or adverse change in the Properties or Assets of Seller caused by Buyer's operation of the Properties as provided in Section 18.

     33.  NORM
          ----

          Buyer acknowledges that it has been informed that Oil and Gas producing formations can contain naturally occurring radio active material ("NORM"). Formation of scale or deposits can concentrate NORM on equipment and in sludges. The presence of NORM in certain concentrations require that certain health, safety and in environmental precautions be taken.


     34.  Risk of Loss
          ------------

          Subject to the terms of Section 18, Seller shall bear all risk of loss to the Assets until the consummation of the Closing, but Buyer shall have an insurable interest in the Assets.


     35.  Independent Investigation and Disclaimer
          ----------------------------------------

          Buyer acknowledges that (i) it has had and pursuant to this Agreement it will have prior to the Closing, access to the Properties and the employees of Seller and the opportunity to inspect the Properties and (ii) in making its decision to enter into this Agreement and to make the transactions contemplated hereby, Buyer has relied solely upon its own independent investigation of the Assets and upon the representations, warranties, covenants, and agreements of Seller, set forth in this Agreement and the special warranty of title to be made by Seller in the Bill of Sale and other Assignments. Accordingly, Buyer acknowledges, that except as expressly set forth in this Agreement, Seller has not made, AND SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), OR (B) ANY INFRINGEMENT BY SELLER OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD-PARTY; IT BEING AGREED BY BUYER THAT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS", WITH ALL FAULT; provided, however, that (a) the foregoing disclaimer and negation of representations and warranties, (b) Buyer's independent investigation of the Assets,
(c) any failure on Buyer's part to conduct such investigation, or
(d) the occurrence of Closing, shall not affect or impair the representations, warranties, covenants, indemnities or other obligations of Seller under this Agreement or under the agreements or documents to be executed by Seller at the Closing, including the special warranty of title to be made by Seller in the Bill of Sale and Assignments and any other express rights to Buyer hereunder or thereunder.


     36.  Remedies
          --------

          Seller and Buyer represent and acknowledge that, because of the unique nature of the Properties and the Assets, failure of either party to carry out its obligation to perform this Agreement on the Closing Date would cause irreparable injury; Seller and Buyer accordingly agree that, in addition to any other remedies available to Seller and Buyer, any such failure by either party to perform this Agreement shall be subject to the remedy of specific performance.

          IN WITNESS WHEREOF, Seller and Buyer have caused this asset purchase agreement to be executed by their duly authorized officers as of the day and year first written above.

                              "SELLER"

                              SOUTHERN GAS CO. OF DELAWARE, INC.

                              By: /s/Leonard K. Nave
                                 --------------------------------
                              Title:    President
                                    -----------------------------

                              "BUYER"

                              NAMI RESOURCES COMPANY L.L.C.

                              By:  /s/Mike Nami
                                 --------------------------------
                              Title:   C.E.O.
                                    -----------------------------


                    STOCK PURCHASE AGREEMENT

     This stock purchase agreement (the "Agreement") is made and entered into this 29th day of October, 1999, but effective September 30, 1999, by and among American Resources Offshore, Inc., a Delaware corporation, (the "Shareholder"), and Southern Gas Holding, LLC, a Kentucky limited liability company (the "Purchaser").

                           WITNESSETH:

   WHEREAS, Shareholder owns and desires to sell, and Purchaser desires to purchase, one hundred shares (100) of capital stock of Southern Gas Co. of Delaware, Inc. (the "Shares"), in accordance with and subject to the terms and provisions of this agreement.

   NOW, THEREFORE, in consideration of the mutual agreements contained in this agreement, and intending to be legally bound, the Shareholder and Purchaser agree as follows:

1.01 PURCHASE AND SALE OF SHARES:  At the closing (as defined in
---- ---------------------------
section 3.01 of this agreement), Shareholder shall sell to Purchaser, and Purchaser shall purchase from Shareholder, the Shares.

2.01 PURCHASE PRICE; PAYMENT:  The aggregate purchase price for
---- -----------------------
the Shares shall consist of One Hundred Dollars {$100.00} (the
"Purchase Price").

3.01 CLOSING:  The closing of the transactions contemplated by
---- -------
this agreement (the "Closing") shall take place at the offices of the Purchaser, within Five (5) days after all conditions of this Agreement have been satisfied or waived as provided therein, or at such other time, date, or place upon which Purchaser and the Shareholder shall agree in writing (the "Closing Date"), but in no event shall the closing date be later than October 1, 1999.

4.01 SHAREHOLDER'S AND THE PURCHASER'S CLOSING ITEMS
---- -----------------------------------------------

   SHAREHOLDER SHALL DELIVER TO PURCHASER:

     (a) the certificates representing the Shares, duly endorsed in blank or with stock powers attached thereto duly signed in blank, in proper form for transfer, free of any notation of any adverse claims, conveying to Purchaser good and marketable title to the Shares, free and clear of all liens, claims, charges, pledges, rights, and encumbrances of any nature whatsoever;

   PURCHASER SHALL DELIVER TO THE SHAREHOLDER:

     (a) immediately available funds in the amount and as provided in section 2.01 of this agreement.

5.01 REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER
---- -------------------------------------------------

   The Shareholder represents and warrants to Purchaser, and acknowledge that Purchaser relies on such representations and warranties in entering into and proceeding under this agreement, that:

(a) The Shareholder is duly organized, validly existing, and in good standing under the laws of Delaware. The Shareholder has full corporate power and authority to own or hold under lease the properties it now owns or holds under lease and to carry on the business presently being conducted by it, and the corporation has full corporate power and authority to enter into this agreement and all other agreements contemplated by this agreement and to consummate the transactions contemplated hereunder and thereunder.

(b) This agreement has been duly executed and delivered by Shareholder. The execution and delivery by Shareholder of this agreement and the consummation by Shareholder of the transactions contemplated hereby will not conflict with or constitute a violation, breach, or default under any material contract, trust agreement, mortgage, indenture, or other agreement or instrument to which any shareholder is a party or by which any shareholder is bound or to which any shareholder or any of the properties of any shareholder is subject.

(c) The Shareholder is the true and lawful owner of the Shares and, as of the date of this agreement and at the closing, has and will have full right, power, and authority to sell, transfer, and deliver the Shares to Purchaser. The shareholder has no knowledge of any adverse claims affecting its Shares and there are no notations of any adverse claims marked on the certificates for the Shares. At the closing, Purchaser will acquire the Shares free and clear of any security interests, mortgage, adverse claims, liens, or encumbrances of any nature or description whatsoever.

(d) No provision of any contract, trust agreement, mortgage, indenture, or other agreement or instrument to which the Shareholder is a party or is bound or to which any shareholder is subject requires the consent or authorization of any other person or entity as a condition precedent to the consummation of the transactions contemplated by this agreement.

(e) No representation or warranty made by the Shareholder in this agreement and no statement made by it in any certificate, document, exhibit, or schedule furnished or to be furnished in connection with the transactions herein contemplated contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make such representation or warranty or any such statement not misleading to Purchaser.

5.02 REPRESENTATIONS AND WARRANTIES OF PURCHASER
---- -------------------------------------------

     Purchaser represents and warrants to the Shareholder, and acknowledges that the Shareholder relies on such representations and warranties in entering into and proceeding under this agreement, that:

(a) This agreement has been duly authorized by all necessary corporate action of Purchaser and has been duly executed and delivered by Purchaser. The execution and delivery by Purchaser of this agreement and the consummation by Purchaser of the transactions contemplated hereby will not conflict with or constitute a violation of any provision of the articles of organization or operating agreement of Purchaser or conflict with or constitute a violation, breach, or default under any material contract, trust agreement, mortgage indenture, or other agreement or instrument to which Purchaser is a party or by which Purchaser is bound or to which Purchaser or any of its properties is subject.

(b) No provision of the articles of organization or operating agreement of Purchaser or of any material contract, trust agreement, mortgage, indenture, or other agreement or instrument to which Purchaser is a party or by which it is bound or to which Purchaser or any of its properties is subject requires the consent or authorization of any other person or entity as a condition precedent to the consummation of the transactions contemplated hereby.

(c) No person or entity is entitled to any brokerage or finder's fee or commission or other like payment in connection with the negotiations relating to or the transactions contemplated by this agreement, based on any agreement, arrangement, or understanding with Purchaser, or any of Purchaser's respective officers, directors, agents, or employees.

(d) Purchaser is acquiring the Shares for investment and not with a view to the sale or other distribution thereof. Purchaser agrees that it will not at any time sell, exchange, transfer, or otherwise dispose of the Shares under circumstances which would constitute a violation of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder or any state statute, rule, or regulation relating to the sale of securities.

6.01 CONDITIONS TO PURCHASER'S OBLIGATION
---- ------------------------------------

   The obligation of Purchaser to consummate on the closing date the transactions contemplated by this agreement will be subject to the satisfaction of each of the following conditions by the time required but no later than on or prior to the closing date, unless expressly waived by Purchaser:

(a) The representations and warranties of the Shareholder contained in section 5 of this agreement shall be true and correct in all material respects on and as of the closing date as if made on and as of the closing date.

(b) No action or proceeding shall have been instituted or threatened against the Shareholder or its members, before any court or governmental department, agency, or commission to restrain or prohibit, or to obtain substantial damages in respect of, this agreement or the consummation of the transactions contemplated hereby; and no party to this agreement shall have received written notice from any court or governmental department, agency, or commission of its intention to institute any action or proceeding to restrain or enjoin or commence any investigation (other than a routine letter of inquiry) into the consummation of this agreement and the transactions contemplated hereby or to nullify or render ineffective this agreement or such transactions if consummated, which in the opinion of Purchaser would make it inadvisable to consummate such transaction; provided, that in the event such an investigation is instituted, this agreement may not be abandoned by Purchaser for a period of 120 days (but consummation hereof shall be delayed during such period), and may not be abandoned thereafter except upon advice of counsel that there is a reasonable probability that such an investigation may result in an action or proceeding of the type described in the second clause of this paragraph (G)(5)

(c) The Shareholder shall have tendered certificates representing all of the Shares.

6.02 CONDITIONS TO THE SHAREHOLDER OBLIGATIONS
---- -----------------------------------------

   The obligation of the Shareholder to consummate on the closing date the transactions contemplated by this agreement will be subject to the satisfaction of each of the following conditions at the time required but no later than on or prior to the closing date, unless expressly waived by the Shareholder' representative:

(a)  The representations and warranties of Purchaser contained in section 5 of this agreement shall be true and correct in all material respects on and as of the closing date as if made on and as of the closing date, except for changes resulting from the ordinary course of Purchaser's business or as contemplated by this Agreement.

(b) No action or proceeding shall have been instituted against Purchaser which reasonably could have a material and adverse effect on its businesses; no action or proceeding shall have been instituted or threatened against any of the parties to this agreement, before any court or governmental department, agency, or commission to restrain or prohibit, or to obtain substantial damages in respect of, this agreement or the consummation of the transactions contemplated hereby; and neither Purchaser nor Shareholder shall have received written notice from any court or governmental department, agency, or commission of its intention to institute any action or proceeding to restrain or enjoin or commence any investigation (other than a routine letter of inquiry) into the consummation of this agreement and the transactions contemplated hereby or to nullify or render ineffective this agreement or such transactions if consummated, which in the opinion of the Shareholder would make it inadvisable to consummate such transactions.

7.01 SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND COVENANTS
---- ------------------------------------------------------

   All representations, warranties, and covenants by any party to this agreement contained in this agreement or in any certificate or other instrument delivered by or on behalf of any party pursuant to this agreement shall be continuous and shall survive the closing for a three year period expiring on the third anniversary of the closing date.

8.01 INDEMNIFICATION AND RELEASE
---- ---------------------------

   After the closing date and after proceeds, if any, of any applicable insurance coverage owned by Shareholder has been exhausted or payment denied, the Purchaser shall indemnify, release and hold harmless the Shareholder against and in respect of any claims, actions, demands, or causes of action of whatever kind or character, whether joint or several, known or unknown, which may have arisen or accrued prior to the date of execution of this Agreement, including but not limited to any claim, demand, cause of action or liability for any and all injuries, harm, damages, penalties, costs, losses, expenses, attorneys' fees, and/or liabilities whatsoever (including any defense, counterclaim or right of setoff to the payment or performance of any obligations or indebtedness of Borrower), whenever incurred or suffered by any of them, including, without limitation, any claim, demand, action, damage, liability, loss, cost, expense, and /or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from any breach of any duty of loyalty, fair dealing, care, fiduciary duty, or any other duty, confidence, or commitment, conflict of interest, negligence, bad faith, tortuous interference with contractual relations, breach of contract, interference with business, usury, strict liability, lender liability, breach of warranty or representation, fraud, or any other claim or cause of action (herein being collectively referred to as "claims"), the Purchaser hereby, for itself and its representatives, agents, officers, directors, employees, shareholders, successors, heirs and assigns (collectively call the "Indemnifying Parties"), knowingly and willfully, fully, finally and completely release, discharge, waive, acquit and relinquish the Shareholder, its agents, officers, directors, employees, shareholders, and successors and assigns (collectively called the "Indemnified Parties") from the Claims. The Indemnifying Parties further covenant and agree that the Purchaser is aware of any specific or general claim, cause of action or liability, facts, events, statuses or conditions which, either now or with the passage of time or the giving of notice, or both, constitute or will constitute a basis for any claim, actions, demands, and causes of action of whatever kind or character, that they possess, jointly or severally, against any or all of the Indemnified Parties, such specific or general claim, cause of action or liability, facts, events, statuses or conditions is or are specifically delineated above, constitute a claim or claims as defined in this paragraph, and are fully subject to and included within the release contained herein. It is the intent of all parties hereto that upon execution of the amendment all Claims shall be released and extinguished. IT IS EXPRESSLY AGREED THAT THE CLAIMS RELEASED HEREBY INCLUDE THOSE ARISING FROM OR IN ANY MANNER ATTRIBUTABLE TO THE NEGLIGENCE (SOLE, CONCURRENT, ORDINARY OR OTHERWISE), WILLFUL MISCONDUCT, OR OTHER CONDUCT OF ANY OF THE INDEMNIFIED PARTIES.

10.01 CONSTRUCTION; GOVERNING LAW
----- ---------------------------

   The table of contents and section headings contained in this agreement are inserted as a matter of convenience and shall not affect in any way the construction of the terms of this agreement. This agreement shall be construed in accordance with and governed by the laws of Kentucky.

11.01 ENTIRE AGREEMENT; AMENDMENT AND WAIVER
----- --------------------------------------

   This agreement, including the schedules hereto, constitutes and contains the entire agreement of the Shareholder, and Purchaser with respect to the transactions contemplated hereby and supersedes any prior writing by the parties. The parties may, by mutual agreement in writing, amend this agreement in any respect, and any party, as to such party, may in writing (1) extend the time for the performance of any obligations of any other party; (2) waive any inaccuracies in representations and warranties by any other party; (3) waive performance of any obligations by any other party; and (4) waive the fulfillment of any condition that is precedent to the performance by such party of any of its obligations hereunder. No such waiver shall be deemed to constitute the waiver of any other breach of the same or of any other term or condition of this agreement. Any such amendment or waiver by Purchaser must be signed by an officer of Purchaser and any such amendment or waiver by Shareholder must be signed by the Shareholder' representative.

12.01 SEVERABILITY
----- ------------

   If any provision of this agreement or the application thereof to any person or circumstance shall to any extent be held in any proceeding to be invalid or unenforceable, the remainder of this agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid or unenforceable, shall not be affected thereby, and shall be valid and enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties' essential objectives as expressed herein.

13.01 COUNTERPARTS
----- ------------

   This agreement may be executed concurrently in one or more counterparts, any one of which need not contain the signatures of more than one party but all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Shareholder and Purchaser have executed this agreement as of the day and year first written above.

                             American Resources Offshore, Inc.


                             By:  /s/David J. Stetson
                                ---------------------------------

                             Its:    General Counsel
                                 --------------------------------


                              Southern Gas Holding, LLC

                             By:  /s/Leonard K. Nave
                                ---------------------------------

                             Its:    President
                                 --------------------------------